Supplement dated August 4, 2017, to the following Prospectus and Summary Prospectus, as previously amended or supplemented:

American Beacon Bahl & Gaynor Small Cap Growth Fund
American Beacon Bridgeway Large Cap Growth Fund
American Beacon Bridgeway Large Cap Value Fund
American Beacon Holland large Cap Growth Fund
American Beacon Stephens Mid-Cap Growth Fund
American Beacon Stephens Small Cap Growth Fund
(each a "Fund")
Prospectus and Summary Prospectus dated April 28, 2017

A.	American Beacon Bridgeway Large Cap Value Fund

I.	In the "Fund Summaries – American Beacon Bridgeway Large Cap Value Fund - Purchase and Sale of Fund Shares" section, the table at the end of the section is deleted and replaced with the following:

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

B.
American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Bridgeway Large Cap Growth Fund, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund

I.	In the "About Your Investment - Purchase and Redemption of Shares – Eligibility" section, the first paragraph is deleted and replaced with the following:
The A Class, C Class, Y Class, Institutional Class and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares can only be purchased through a participating retirement plan. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and is not offered for purchase outside of the United States.
II.	The "About Your Investment - Purchase and Redemption of Shares – Minimum Initial Investment by Share Class" section is deleted and replaced with the following:

 Minimum Initial Investment by Share Class
	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A; Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None
Investor Class shares are also available to traditional IRA or Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.
R6 Class shares can only be purchased through a participating retirement plan.
The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.
III.	In the "About Your Investment - Purchase and Redemption of Shares – Purchases by Wire" section, the table is deleted and replaced with the following:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$250
A	$ 2,500	$250
Investor	$ 2,500	$250
Y	$100,000	None
Institutional	$250,000	None
R6	None	None

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